                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549



                               FORM 8-K

                            CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported):
                            March 30, 1998


                   HOME PROPERTIES OF NEW YORK, INC.
        (Exact name of Registrant as specified in its Charter)


MARYLAND                   1-13136                     16-1455126
(State or other jurisdiction (Commission file number)  (I.R.S. Employer
of incorporation or organization                       Identification
                                                       Number)


                          850 CLINTON SQUARE
                       ROCHESTER, NEW YORK 14604
               (Address of principal executive offices)


Registrant's telephone number, including area code: (716) 546-4900







                            Not applicable
     (Former name or former address, if changed since last report)


                                            Consecutive No. Page  1  of
                                            Exhibit Index at Page

                   HOME PROPERTIES OF NEW YORK, INC.

                            CURRENT REPORT
                              ON FORM 8-K

Item 5.  Other Events.

PINES OF PERINTON

On March 30, 1998, Home Properties of New York, L.P. (the "Operating Partnership") and Home Properties of New York, Inc. (the "Company") entered into various agreements to acquire the equity interests in the Pines of Perinton Apartments, a 508 unit apartment community located in Perinton, New York for a total purchase price of approximately $1.5 million to be paid in the form of limited partnership interests in the Operating Partnership and shares of the Company's common stock. The Pines of Perinton is subject to mortgage financing having a principal balance of approximately $9.0 million. The acquisition is subject to certain conditions and approvals.

BALTIMORE PORTFOLIO

On April 30, 1998, the Operating Partnership acquired all of the partnership interests in Strawberry Hill Apartment Company, LLLP, Country Village Limited Partnership, Morningside Six, LLLP, Morningside North Limited Partnership and Morningside Heights Apartment Company Limited Partnership, all Maryland entities (the "Seller Partnerships"). The Seller Partnerships owned 1,589 apartment units in and around Baltimore, Maryland. The aggregate purchase price for the interests was $50,787,000. The purchase price was paid by: (I) the issuance of 807,339 Units to the former partners of the Seller Partnership valued at $26.52188 per Unit; (ii) the payment of $4,552,722.53 in cash to the former partners of the Seller Partnership; and (iii) assumption of existing financing on the Property.

Approximately $15.6 million of the existing financing was prepaid at closing. Simultaneously, with the closing the Company entered into financing, secured by two of the properties in the amount of $20.6 million, which bears interest at 6.99% and matures on May 1, 2013.

The assumed financing consists of two loans: (a) one having a principal balance of approximately $2,085,000 that bears interest at 8.25% and matures on May 1, 2007; and (b) one having a principal balance of approximately $6,710,000 that bears interest at 8.385% and matures on August 1, 2006.

The properties have an average age of approximately 25 years and were 92% occupied at closing.

The Company also acquired a vacant 6.8 parcel of land adjacent to one of the properties for a cash purchase price of $1.5 million.

None of the above sellers were affiliated with the Operating Partnership, the Company, any directors or officers of the Company or any affiliates of any such director or officer.

The properties were previously operated as multifamily apartment properties, and it is the intent of the Company and the Operating Partnership to continue to operate them as multifamily apartment communities.

The purchase prices were negotiated with the sellers and based on an internal analysis by the Company of the historical cash flows and fair market values of the properties.

ANNUAL SHAREHOLDERS MEETING.

At their annual meeting held on May 5, 1998, the shareholders of the Company approved an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock to an aggregate of 50,000,000 shares.

Also at their annual meeting, the shareholders of the Company approved the issuance of up to 25,000 shares of the Company's Common Stock to directors in payment of a portion of annual directors' fees and the issuance of up to 500,000 shares of the Company's common stock to directors, officers and key employees pursuant to the Company's Director, Officer and Employee Stock Purchase and Loan Plan.

Item 7. Financial Statements and Exhibits.

           a.  Financial Statements of the business acquired:

           Audited statement of revenues and direct operating expenses of Pines of Perinton for the year ended December 31, 1997.

           Audited statement of revenues and certain expenses of the Baltimore Portfolio for the year ended September 30, 1997.

           b.  Pro Forma Financial Information:

           Pro-forma condensed consolidated balance sheet of the Company as of March 31, 1998 and related notes (unaudited).

           Pro-forma consolidated statement of operations of the Company for the three months ended March 31, 1998 and for the year ended December 31, 1997 (unaudited).

           Notes to the pro-forma consolidated statement of operations of the Company for the three months ended March 31, 1998 and for the year ended December 31, 1997 (unaudited).

           c.  Exhibits:

           Exhibit 5.1 - Form of Contribution Agreement with schedule setting forth material details in which documents differ from form

           Exhibit 5.2 - Directors' Grant Stock Plan

           Exhibit 5.3 - Director, Officer and Employee Stock Purchase and Loan Plan

           Exhibit 23.0 - Consent of Price Waterhouse, LLP

           Exhibit 23.1 - Consent of Coopers & Lybrand, LLP

              PINES OF PERINTON

          STATEMENT OF REVENUES AND

          DIRECT OPERATING EXPENSES

              FOR THE YEAR ENDED

              DECEMBER 31, 1997

                       Report of Independent Accountants



To the Partners of
Perinton Associates


We have audited the accompanying Statement of Revenues and Direct Operating Expenses of Pines of Perinton for the year ended December 31, 1997. This statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards required that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (S-X Rule 3-14) and excludes certain material expenses, that would not be comparable to those resulting from the proposed future operations of the property described in Note 2 and is not intended to be a complete presentation of Pines of Perinton's revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material aspects, the revenues and direct operating expenses described in Note 2 of Pines of Perinton for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

/s/ Price Waterhouse LLP
Price Waterhouse LLP


Chicago, Illinois
May 20, 1998



        The accompanying notes are an integral part of this statement.

PINES OF PERINTON

STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES
DECEMBER 31, 1997




REVENUES
  Rents                                                $2,278,588
  Other                                                    39,183
                                                       ----------
                                                        2,317,771
                                                       ----------
OPERATING EXPENSES
  Administrative and rental                               104,190
  Operating                                                83,315
  Utilities                                               462,580
  Maintenance and repairs                                 474,865
  Real estate taxes (Note 3)                              155,209
  Property insurance                                       83,428
  Other taxes, interest and insurance                      49,483
                                                        ---------
                                                        1,413,070
                                                        ---------
REVENUES IN EXCESS OF DIRECT OPERATING EXPENSES       $   904,701
                                                      ===========

PINES OF PERINTON

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1997




1.   ORGANIZATION OF LIMITED PARTNERSHIP

Pines of Perinton is a 508-unit apartment project (the Project) in the town of Fairport, New York. The Project was constructed under the mortgage loan program of the New York State Urban Development Corporation (UDC) and Section 236 of the National Housing Act.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying statement of revenues and direct operating expenses is not representative of the actual operations for the year ended December 31, 1997, because expenses which may not be comparable to the proposed future operations of Pines of Perinton have been excluded. Revenues excluded consist of proceeds from insurance claims and interest income. Expenses excluded consist of management fees, mortgage interest, depreciation and amortization, and other costs not directly related to future operations.

USE OF ESTIMATES

The accounting policies described below are in conformity with generally accepted accounting principles, and have been consistently applied in all material aspects. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.   REAL ESTATE TAXES

The Partnership is engaged in a dispute with the New York State Division of Housing and Community Renewal (DHCR) with respect to the Partnership's calculation of shelter rent tax. Shelter rent is paid in lieu of local and municipal real estate taxes pursuant to Section 125 of Article 5 of the Private Housing Financing Law of the State of New York. The Partnership has determined, based upon the advice of its legal counsel, that tenant rent subsidies the Partnership receives from the U.S. Department of Housing and Urban Development can be excluded from the tax calculation. The DHCR, in its capacity as the regulatory agency supervising the Partnership's operating activities, has asserted that the law requires the Partnership to include tenant rent subsidies in the shelter rent tax calculation. Until such time as the aforementioned disagreement is resolved, the DHCR has advised the Partnership that it has the authority to exercise certain rights granted to it under the regulatory agreement, including removal of the General Partner's board of directors and denial of future partnership requests for tenant rent increases, if the Partnership fails to disclose the existence of this dispute in its financial statements. The Partnership and its legal counsel continue to believe the Partnership is exempt from any requirement to include tenant rent subsidies in its calculation of shelter rent tax, but have acquiesced to the DHCR regarding financial statement disclosure of their dispute.

Baltimore Portfolio
_____
Statement of Revenues and Certain Expenses
September 30, 1997

Report of Independent Accountants


To the Board of Directors and Stockholders of Home Properties of New York, Inc.

We have audited the accompanying statement of revenues and certain expenses, as defined in Note 1, of the Baltimore Portfolio for the year ended September 30, 1997. The statement of revenues and certain expenses is the responsibility of the Baltimore Portfolio's management. Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit.
We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.
The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1, and is not intended to be a complete presentation of the Baltimore Portfolio's revenues and expenses.
In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses, as defined in Note 1, of the Baltimore Portfolio for the year ended September 30, 1997, in conformity with generally accepted accounting principles.

                                    /s/ Coopers & Lybrand L.L.P.
                                    COOPERS & LYBRAND L.L.P.


Rochester, New York
May 15, 1998

Baltimore Portfolio
Statement of Revenues and Certain Expenses
(In Thousands)


                                   Period October 1, 1997
                                           through
                                       March 31, 1998         Year Ended
                                         (unaudited)      September 30, 1997

Revenues:
        Rental income                $       4,745           $       9,322
        Other income                           225                     442

                                             4,970                   9,764

Certain expenses:
        Property operating
          and maintenance                    1,694                   3,870
        Real estate taxes                      318                     634

                                             2,012                   4,504

Revenues in excess of
  certain expenses                   $       2,958          $        5,260



The accompanying note is an integral part of the financial statement.

1.    Basis of Presentation and Summary of Significant Accounting
      Policies

Business
The accompanying statement of revenues and certain expenses includes the operations (see "Basis of Presentation" below) of the Baltimore Portfolio, four residential properties owned and managed by common parties not related to Home Properties of New York, Inc. (the "Company").
On April 30, 1998, the Company, through its subsidiary Home Properties of New York, L.P., acquired 100% of the real estate of the Baltimore
Portfolio, 1,589 apartment units located in four communities in suburban markets of Baltimore, Maryland.
Basis of Presentation
The accompanying financial statement is not representative of the actual operations of the Baltimore Portfolio for the period shown. As required by the Securities and Exchange Commission Regulation S-X, Rule 3-14, certain expenses have been excluded which may not be comparable to the proposed future operations of the Baltimore Portfolio. Expenses excluded relate to property management fees, interest expense, depreciation and amortization expense and other expenses not directly related to the future operations of the Baltimore Portfolio. The Company is not aware of any material factors relating to the Baltimore Portfolio that would cause the reported financial information not to be necessarily indicative of future operating results. Revenue Recognition
Rental income attributable to residential leases is recorded when due from residents. Leases are generally for terms of one year.
Interim Unaudited Financial Statement
The accompanying interim unaudited statement of revenues and certain expenses for the period from October 1, 1997 through March 31, 1998 has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission described above. The results of operations of such interim period are not necessarily indicative of the results for the full year.
Use of Estimates in the Preparation of Financial Statements
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                       HOME PROPERTIES OF NEW YORK, INC.
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                MARCH 31, 1998
                           (Unaudited, In Thousands)

This unaudited pro forma Condensed Consolidated Balance Sheet is presented as if the Company had purchased the Pines of Perinton and the Baltimore Portfolio on March 31, 1998. This unaudited pro forma Condensed Consolidated Balance Sheet should be read in conjunction with the Statement of Revenues and Direct Operating Expenses of the Pines of Perinton and the Statement of Revenues and Certain Expenses of the Baltimore Portfolio and notes thereto included elsewhere herein. In management's opinion, all adjustments necessary to reflect the purchase of the Pines of Perinton and the Baltimore Portfolio have been made.

                               Home
                             Properties
                            of New York,                                     ProForma
                                Inc.         Pines of        Baltimore       Adjustments     Company
                                (A)          PERINTON (B)    PORTFOLIO (C)       (D)         PRO FORMA
ASSETS
Real estate, net             $548,169        $2,842          $ 7,361          $52,088 (E)    $610,460
Cash and cash equivalents       2,821                                                           2,821
Other assets                   67,100         1,588              404           (1,380)(F)      67,712
Total Assets                 $618,090        $4,430          $ 7,765          $50,708        $680,993
LIABILITIES
Mortgage notes payable       $217,376        $8,996          $24,433         $  4,962(G)     $255,767
Line of credit                 22,250                                           1,396(H)       23,646
Other liabilities              15,936                                                          15,936
Total Liabilities             255,562         8,996           24,433            6,358         295,349
Minority interest             187,841                                          23,116(D)      210,957
STOCKHOLDERS' EQUITY
Common stock                      104                                                             104
Additional paid-in capital    200,759                                                         200,759
Accumulated deficit          ( 21,302)       (4,566)         (16,668)          21,234(I)      (21,302)
Treasury stock, at cost      (    426)                                                           (426)
Officer and Director notes for
    stock purchases          (  4,448)                                                         (4,448)
Total stockholders' equity    174,687        (4,566)         (16,668)          21,234         174,687
Total liabilities and
   stockholders' equity      $618,090        $4,430          $ 7,765          $50,708        $680,993

                       HOME PROPERTIES OF NEW YORK, INC.
            NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                MARCH 31, 1998
                           (Unaudited, in Thousands)

(A) Reflects the Company's historical consolidated balance sheet as of March 31, 1998 as reported on Form 10-Q.

(B) Reflects the Pines of Perinton historical balance sheet as of March 31, 1998 for the assets/liabilities proposed to be acquired by the Company.

(C) Reflects the Baltimore Portfolio historical balance sheet as of March 31, 1998 for the assets/liabilities acquired by the Company.

(D) The pro forma adjustments reflect the proposed purchase of the Pines of Perinton and the actual purchase of the Baltimore Portfolio on April 30, 1998. The allocation of the purchase price is as follows:

                                                             Appliances       Other Assets/      (1)
                           LAND            BUILDING         & EQUIPMENT          LIABILITIES     TOTAL

Pines of Perinton         1,070             7,534                508             1,588           10,700
Baltimore Portfolio       9,961            41,629              1,589               404           53,583
                         11,031            49,163              2,097             1,992           64,283

   The appliances and equipment have an estimated useful life of ten years and the buildings have an estimated useful life of thirty-five years.

  (1) The total purchase price was funded as follows:


                                                            New
                                           Mortgages        Mortgage   Issuance of
                           TOTAL           Assumed          NOTE       O.P. UNITS        NET

Pines of Perinton         10,700           ( 8,996)               -    ( 1,704)(2)           -
Baltimore Portfolio       53,583           ( 8,795)         (20,600)   (21,412)(3)       2,776
                          64,283           (17,791)         (20,600)   (23,116)          2,776

  (2) Represents the issuance of 63,111 Operating Partnership Units, recorded as Minority Interest.
  (3) Represents the issuance of 807,339 Operating Partnership Units valued at $26.52188 per Unit. This amount is recorded as Minority Interest.

(E) Reflects the excess of the purchase price of $62,291 over the historical seller's combined cost basis of $10,203.

(F) Reflects the loan acquisition costs of $52 from the new mortgage debt recorded as other assets, net of $1,432 of deposits previously paid and included in other assets as of March 31, 1998.

(G) Reflects the $15,638 of mortgage notes paid off upon closing, net of the $20,600 proceeds from the new mortgage note received relative to the Baltimore Portfolio.

(H) Represents the net purchase paid in cash of $2,776 plus the $52 of loan acquisition costs, net of previous deposits of $1,432, funded by the Company's unsecured line of credit.

(I) Represents historical seller's combined capital accounts zeroed out.

                       HOME PROPERTIES OF NEW YORK, INC.
                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 1998
          (Unaudited, in Thousands, Except Share and Per Share Data)

The unaudited pro forma Consolidated Statement of Operations for the three months ended March 31, 1998 and for the year ended December 31, 1997 is presented as if the acquisitions of the Pines of Perinton and the Baltimore Portfolio had occurred on January 1, 1997. The unaudited pro forma Consolidated Statement of Operations should be read in conjunction with the Statements of Revenues and Direct Operating Expenses of the Pines of Perinton and the Statement of Revenues and Certain Expenses of the Baltimore Portfolio and notes thereto included elsewhere herein. In management's opinion, all adjustments necessary to reflect the effects of the purchase of the Pines of Perinton and the Baltimore Portfolio have been made.

The unaudited pro forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been assuming the transactions had occurred as of the beginning of the period presented, nor does it purport to represent the results of operations for future periods.

                                           FOR THE THREE MONTHS ENDED MARCH 31, 1998
                              Home
                              Properties of
                              New York, Inc.
                              Historical      Pines of        Baltimore       Pro Forma      Company
                              (A)             Perinton        Portfolio       ADJMNT.        Pro
                                              (B)             (C)                            FORMA
Revenues:
Rental Income                 $25,094         $571            $2,363                         $28,028
Property other income             502           26               112                             640
Interest income                   914           28                                               942
Other income                      263                                                            263
Total revenues                 26,773          625             2,475                          29,873
Expenses:
Operating and maintenance      12,140          407             1,006                          13,553
General and administrative      1,209                                             93 (D)       1,302
Interest                        4,398                                            759 (E)       5,157
Depreciation and amortization   4,079                                            404 (F)       4,483
Total Expenses                 21,826          407             1,006           1,256          24,495
Income before minority
  interest                    $ 4,947         $218            $1,469         ($1,256)          5,378
Minority interest of unit
  holders                                                                                      2,507
Net income                                                                                    $2,871
Basic earnings per share data:
Net income                                                                                     $0.30
Weighted average shares outstanding                                                        9,702,975
Diluted earnings per share data:
Net income                                                                                     $0.29
Weighted average shares outstanding                                                        9,900,451

                       HOME PROPERTIES OF NEW YORK, INC.
                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1997
          (Unaudited, in Thousands, Except Share and Per Share Data)


                                                                    FOR THE YEAR ENDED DECEMBER, 1997
                                Home
                                Properties of
                                New York, Inc.    Pines of       Baltimore      Pro
                                Historical        Perinton       Portfolio      Forma        Company PRO
                                (A)               (B)            (C)            ADJMT.       FORMA
Revenues:
Rental Income                   $64,002           $2,279         $9,322                      $75,603
Property other income             2,222               39            442                        2,703
Other income                      3,473                                                        3,473
Total revenues                   69,697            2,318          9,764                       81,779
Expenses:
Operating and maintenance        31,317            1,413          4,504                       37,234
General and administrative        2,255                                            362 (D)     2,617
Interest                         11,967                                          3,034 (E)    15,001
Deprecation and amortization     11,200                                          1,614 (F)    12,814
Total expenses                   56,739            1,413          4,504          5,010        67,666
Income before loss on
  disposition of property,
  minority  interest and
  extraordinary item             12,958              905          5,260         (5,010)       14,113
Loss on disposition of property   1,283                                                        1,283
Income before minority interest
  and extraordinary item         11,675              905          5,260         (5,010)       12,830
Minority interest                                                                              5,059
Income before extraordinary item                                                               7,771
Extraordinary item, net                                                                       (1,074)
Net income                                                                                    $6,697
Basic earnings per share data:
Income before extraordinary item                                                               $1.05
Extraordinary item                                                                             (0.15)
Net income                                                                                     $0.90
Weighted avg. shares outstanding                                                           7,415,888
Diluted earnings per share data:
Income before extraordinary item                                                               $1.03
Extraordinary item                                                                             (0.14)
Net income                                                                                     $0.89
Weighted avg. shares outstanding                                                           7,558,167

                       HOME PROPERTIES OF NEW YROK, INC.
            NOTES TO PRO FORMA CONSOLIDATED STAEMENT OF OPERATIONS
                 FOR THE THREE MONTHS ENDED MARCH 31, 1998 AND
                     FOR THE YEAR ENDED DECEMBER 31, 1997
                           (Unaudited, in Thousands)


(A) Reflects the historical consolidated statement of operations for the Company for the three months ended March 31, 1998 and the historical consolidated statement of operations for the Company for the year ended December 31, 1997.

(B) Reflects the historical revenues and direct operating expenses of the Pines of Perinton which was not owned by the Company for the period presented.

(C) Reflects the historical revenues and certain expenses of the Baltimore Portfolio which was not owned by the Company for the periods presented.

(D) Reflects additional general and administrative expenses estimated at 3% of gross revenues.

(E) Reflects the increase related to debt borrowed to finance the acquisitions. The interest is calculated as follows:



                                    Principal                    INTEREST
Amortizing mortgage:                BALANCE           3 MOS.               12 MOS.

BALTIMORE PORTFOLIO                 $ 8,795           $184                 $  734
Assumed Mortgages at 8.35%

New mortgage at 6.99%                20,600            360                  1,440

PINES OF PERINTON                     8,996            191                    765
(Assumed Mortgage at 8.5%

LINE OF CREDIT at 6.8%                1,396             24                     95
                                    $39,787           $759                 $3,034

(F) Reflects depreciation related to the acquisitions. See Note D to the pro forma condensed consolidated balance sheet for further information on useful lives of these assets.

                      SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                      HOME PROPERTIES OF NEW YORK, INC.
                           (Registrant)

                      Date:  May 22, 1998


                      By:  /S/ DAVID P. GARDNER
                           David P. Gardner
                           Vice President
                           Chief Financial Officer and
                           Treasurer


                      Date:  May 22, 1998



                      By:  /S/ NORMAN LEENHOUTS
                           Norman Leenhouts
                           Chairman of the Board of Directors
                           Co-Chief Executive Officer and Director

                   HOME PROPERTIES OF NEW YORK, INC.

                             EXHIBIT INDEX




                                                      LOCATION


Exhibit 5.1 -  Form of Contribution Agreement with
schedule setting forth material details in which documents
differ from form                                  Pages ____ to _____

Exhibit 5.2 -   Directors' Grant Stock Plan       Pages ____ to ______

Exhibit 5.3 -  Director, Officer and Employee
Stock Purchase and Loan Program                   Pages _____ to _____

Exhibit 23.0 - Consent of Price Waterhouse, LLP   Pages _____ to _____

Exhibit 23.1 - Consent of Coopers & Lybrand, LLP  Pages _____ to _____

                                  Exhibit 5.1

                 Form of Contribution Agreement with schedule
               setting forth material details in which documents
                               differ from form

                                  Exhibit 5.2


                          Directors' Grant Stock Plan

                                 Exhibit 5.3

                 Director, Officer and Employee Stock Purchase
                               and Loan Program